                                AMENDMENT NO. 17

                                     TO THE

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended to reflect the name change of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund to AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund, respectively;

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                                       TO

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST

   AIM Core Plus Bond Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Floating Rate Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Multi-Sector Fund -                         Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class

   AIM Select Real Estate Income Fund -            Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM Structured Core Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Structured Growth Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Structured Value Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

AIM EQUITY FUNDS

   AIM Capital Development Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Charter Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Class S
                                                   Class Y
                                                   Institutional Class
   AIM Constellation Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Disciplined Equity Fund -                   Class Y

   AIM Diversified Dividend Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Large Cap Basic Value Fund -                Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Large Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Summit Fund -                               Class A
                                                   Class C
                                                   Class P
                                                   Class S
                                                   Class Y
                                                   Institutional Class

AIM FUNDS GROUP

   AIM Basic Balanced Fund -                       Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM European Small Company Fund -               Class A
                                                   Class C
                                                   Class Y
   AIM Global Core Equity Fund -                   Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM International Small Company Fund -          Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class

   AIM Mid Cap Basic Value Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Select Equity Fund -                        Class A
                                                   Class C
                                                   Class Y
   AIM Small Cap Equity Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

AIM GROWTH SERIES

   AIM Balanced-Risk Retirement Now Fund-          Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Balanced-Risk Retirement 2010 Fund-         Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Balanced-Risk Retirement 2020 Fund-         Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Balanced-Risk Retirement 2030 Fund-         Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Balanced-Risk Retirement 2040 Fund-         Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

   AIM Balanced-Risk Retirement 2050 Fund-         Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Basic Value Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Conservative Allocation Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Class S
                                                   Class Y
                                                   Institutional Class
   AIM Global Equity Fund -                        Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Growth Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Class S
                                                   Class Y
                                                   Institutional Class
   AIM Income Allocation Fund -                    Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM International Allocation Fund -             Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Mid Cap Core Equity Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

   AIM Moderate Allocation Fund -                  Class A
                                                   Class C
                                                   Class R
                                                   Class S
                                                   Class Y
                                                   Institutional Class
   AIM Moderate Growth Allocation Fund -           Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Moderately Conservative Allocation Fund -   Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Small Cap Growth Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class

AIM INTERNATIONAL MUTUAL FUNDS

   AIM Asia Pacific Growth Fund -                  Class A
                                                   Class C
                                                   Class Y
   AIM European Growth Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Investor Class
   AIM Global Growth Fund -                        Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM Global Small & Mid Cap Growth Fund -        Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class

   AIM International Core Equity Fund -            Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class

   AIM International Growth Fund -                 Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

AIM INVESTMENT FUNDS

   AIM Balanced-Risk Allocation Fund -             Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM China Fund -                                Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM Developing Markets Fund -                   Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM Global Health Care Fund -                   Class A
                                                   Class C
                                                   Class Y
                                                   Investor Class
   AIM International Total Return Fund -           Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM Japan Fund -                                Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM LIBOR Alpha Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

   AIM Trimark Endeavor Fund -                     Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Trimark Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Trimark Small Companies Fund -              Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class

AIM INVESTMENT SECURITIES FUNDS

   AIM Core Bond Fund -                            Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM Dynamics Fund -                             Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Global Real Estate Fund -                   Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM High Yield Fund -                           Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Income Fund -                               Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class

   AIM Limited Maturity Treasury Fund -            Class A
                                                   Class A3
                                                   Class Y
                                                   Institutional Class
   AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Municipal Bond Fund -                       Class A
                                                   Class C
                                                   Class Y
                                                   Investor Class
   AIM Real Estate Fund -                          Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Short Term Bond Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
   AIM U.S. Government Fund -                      Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class

AIM SECTOR FUNDS

   AIM Energy Fund -                               Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Financial Services Fund -                   Class A
                                                   Class C
                                                   Class Y
                                                   Investor Class

   AIM Gold & Precious Metals Fund -               Class A
                                                   Class C
                                                   Class Y
                                                   Investor Class
   AIM Leisure Fund -                              Class A
                                                   Class C
                                                   Class R
                                                   Class Y
                                                   Investor Class
   AIM Technology Fund -                           Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class
   AIM Utilities Fund -                            Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
                                                   Investor Class

AIM TAX-EXEMPT FUNDS

   AIM High Income Municipal Fund -                Class A
                                                   Class C
                                                   Class Y
                                                   Institutional Class
   AIM Tax-Exempt Cash Fund -                      Class A
                                                   Class Y
                                                   Investor Class
   AIM Tax-Free Intermediate Fund -                Class A
                                                   Class A3
                                                   Class Y
                                                   Institutional Class

AIM TREASURER'S SERIES TRUST

   Premier Portfolio -                             Investor Class
   Premier Tax-Exempt Portfolio -                  Investor Class
   Premier U.S. Government Money Portfolio -       Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 4, 2009

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        on behalf of the Shares of each
                                        Portfolio listed on Schedule A


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            John M. Zerr
                                            Senior Vice President


                                        AIM TREASURER'S SERIES TRUST
                                        on behalf of the Shares of each
                                        Portfolio listed on Schedule A


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            John M. Zerr
                                            Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


                                        By: /s/ John S. Cooper
                                            ------------------------------------
                                            John S. Cooper
                                            President